Financial result	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Financial result
4.4 Financial result

	Year ended December 31,
(CHF in millions)	2023	2022	2021

Interest income	11.0	5.6	0.0
Interest income employee benefits	0.5	0.1	—
Financial income	11.5	5.7	0.0
Bank charges and interest expenses	(4.3)	(2.1)	(1.1)
Interest expenses leases	(6.5)	(4.2)	(2.4)
Interest expenses employee benefits	(0.5)	(0.1)	—
Financial expenses	(11.3)	(6.4)	(3.6)
Foreign exchange losses	(111.4)	(6.5)	(16.3)
Change in fair value of foreign exchange derivatives	—	—	1.4
Foreign exchange result	(111.4)	(6.5)	(14.9)
Financial result	(111.1)	(7.2)	(18.5)

As at December 31, 2023, bank charges and interest expenses mainly included commitment fees paid for the CHF 700 million multicurrency credit facility entered into on July 7, 2023. Bank charges and interest expenses as at December 31, 2022 mainly included commitment fees paid for the three bank overdraft facilities. Refer to 5.4 Liquidity risk for additional information.
The increase in foreign exchange gain/(losses) during the period ended December 31, 2023 was primarily due to the negative effect to our monetary assets from the fluctuation in the exchange rates, in particular the CHF/USD exchange rate.